Exhibit 99.1

NEWS RELEASE

CONTACT: CONMED Corporation Todd Garner Chief Financial Officer 315-624-3317 ToddGarner@conmed.com

CONMED Completes Acquisition of Buffalo Filter LLC

Utica, New York, February 11, 2019 – CONMED Corporation (NASDAQ: CNMD) today announced that it has completed its previously announced acquisition of privately-held Buffalo Filter LLC (Buffalo Filter) from Filtration Group.

Buffalo Filter is the market leader in surgical smoke evacuation technologies. The company’s comprehensive product portfolio includes smoke evacuation pencils, smoke evacuators, and laparoscopic solutions. The original announcement of the acquisition and related presentation can be found on the Investor Relations section of the Company’s website at www.conmed.com.

The transaction is being financed through a combination of the net proceeds of the Company’s new 2.625% convertible notes, which were issued on January 29, 2019, borrowings under the Company’s amended and restated credit facility, and cash on hand. The Company plans to provide additional guidance regarding the impact of the transaction on 2019 financial results when it reports first quarter financial results in late April.

About CONMED Corporation

CONMED is a medical technology company that provides surgical devices and equipment for minimally invasive procedures. The Company’s products are used by surgeons and physicians in a variety of specialties, including orthopedics, general surgery, gynecology, neurosurgery, thoracic surgery and gastroenterology. CONMED has a direct selling presence in 19 countries, and international sales constitute approximately 50% of the Company’s total sales. Headquartered in Utica, New York, the Company employs approximately 3,100 people.

About Buffalo Filter

For over 25 years, Buffalo Filter has been a globally recognized brand in surgical safety. Dedication to improving healthcare safety and a strong commitment to quality, inspired the launch of cutting-edge innovations in surgical smoke evacuation and laparoscopic surgery solutions. Buffalo Filter’s world-renowned education program has changed the way the global healthcare community sees surgical smoke.

Forward-Looking Information

This press release contains certain forward-looking statements (including “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995) with respect to the financial condition, results of operations and business of CONMED and certain plans and objectives of CONMED. All statements other than statements of historical or current fact included in this press release are statements that could be deemed forward-looking statements. Often, but not always, forward-looking statements can be identified by the use of words such as “plans,” “expects,” “expected,” “scheduled,” “estimates,” “intends,” “anticipates” or “believes,” or variations of such words and phrases, or can state that certain actions, events, conditions, circumstances or results “may,” “could,” “would,” “might” or “will” be taken, occur or be achieved. These forward-looking statements are based upon the current beliefs and expectations of CONMED, members of its senior management team and its Board of Directors, and are subject to significant risks and uncertainties, including factors outside of CONMED’s control. Such risks and uncertainties contained in forward-looking statements can include, without limitation: prospective performance and opportunities and the outlook for CONMED’s and Buffalo Filter’s businesses; the ability of CONMED to advance Buffalo Filter’s product lines following the transaction; the potential effects of the transaction on relationships with employees, customers, other business partners or governmental entities; the state of the credit markets generally and the availability of financing; other business effects, including the effects of industry, economic or political conditions outside of CONMED’s control; any assumptions underlying any of the foregoing; and other risks and uncertainties which may be detailed from time to time in reports filed by CONMED with the Securities and Exchange Commission. CONMED’s shareholders and other investors are cautioned that any such forward-looking statements are not guarantees of future performance and to not place undue reliance on these forward-looking statements, as actual results may differ materially from those currently anticipated. All forward-looking statements are based on information currently available to CONMED, and CONMED undertakes no obligation to update any such forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.